Exhibit 2.3

CLASS A COMMON STOCK NUMBER A-XXXXXX INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA	LEVITT CORPORATION	CLASS A COMMON STOCK SHARES ******XXXXX****** SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

[NAME AND ADDRESS] [NAME AND ADDRESS] [NAME AND ADDRESS] [NAME AND ADDRESS] [NAME AND ADDRESS] [NAME AND ADDRESS]

is the owner of	*******[NUMBER OF SHARES]*******

FULLY PAID AND NON ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE CLASS A COMMON STOCK OF

LEVITT CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated

/S/ Secretary	CORPORATE SEAL	/S/ President

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIFIC RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO THE TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common
TEN ENT -	as tenants by the entireties
JT TEN -	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -	____ Custodian ____ under Uniform Gifts to Minors Act ______ (Cust) (Minor) (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto
 PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
 [_______________________]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________shares of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________, Attorney, to transfer the said stock on the Books of the within named Corporation with full power of substitution in the premises.

Dated ________________

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.